Exhibit 99.1

CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Arthur Zafiropoulo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•                                          the Quarterly Report of Ultratech Stepper, Inc. on Form 10-Q for the quarterly period ended March 29, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                                          the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Ultratech Stepper, Inc.

By:	/s/ Arthur Zafiropoulo*
Name: Arthur Zafiropoulo
Title: Chief Executive Officer

I, Bruce Wright, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•                                          the Quarterly Report of Ultratech Stepper, Inc. on Form 10-Q for the quarterly period ended March 29, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                                          the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Ultratech Stepper, Inc.

By:	/s/ Bruce Wright*
Name: Bruce Wright
Title: Chief Financial Officer

*A signed original of this written statement required by Section 906 has been provided to Ultratech Stepper, Inc. and will be retained by Ultratech Stepper, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.